UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

SIGILON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39746	47-4005543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Binney Street, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 336-7540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.001 par value per	SGTX	The Nasdaq Global Select Market
share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2021, Glenn Reicin delivered his resignation as the Chief Financial Officer and Treasurer of Sigilon Therapeutics, Inc. (the “Company”), effective June 14, 2021, to pursue a new professional opportunity with a privately held company. Mr. Reicin’s departure is not due to a dispute or disagreement with the Company. The Company has commenced a search for Mr. Reicin’s replacement.

Effective June 14, 2021, Rogerio Vivaldi, M.D., the Company’s President and Chief Executive Officer, assumed the duties of the Company’s principal financial officer, and, in addition, until such time as a successor is appointed, effective June 14, 2021, Josias Pontes, the Company’s Vice President, Head of Finance, assumed the duties of principal accounting officer.

Biographical information for Dr. Vivaldi is available in the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 27, 2021 in connection with the Company’s 2021 annual meeting of stockholders, such information being incorporated herein by reference. Mr. Pontes, age 55, has served as the Company's Vice President, Head of Finance since November 2019. Prior to joining the Company, Mr. Pontes was Senior Director, Financial Planning and Analysis at Zafgen, Inc., a biotechnology company, from December 2017 to August 2019. From 2016 to 2018, Mr. Pontes served as Senior Director, Accounting Reporting and Consolidation and Financial Planning and Analysis at Juniper Pharmaceuticals, Inc. Mr. Pontes also worked in various finance roles of increasing responsibility at Genzyme, most recently serving as the Senior Director of Finance and Controller of the Rare Diseases business unit. He is a Certified Public Accountant (“CPA”), and holds an MBA from Ohio University and a B.A. from the FECAP University in Sao Paulo.

There is no family relationship between either Dr. Vivaldi or Mr. Pontes and any director or executive officer of the Company and neither Dr. Vivaldi or Mr. Pontes has a direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On June 14, 2021, the Company announced in a press release that Philip Ashton-Rickardt, Ph.D. joined the Company as its Chief Scientific Officer, effective June 14, 2021. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release Issued by Sigilon Therapeutics, Inc. on June 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGILON THERAPEUTICS, INC.

By:	/s/ Rogerio Vivaldi Coelho, M.D.
Rogerio Vivaldi Coelho, M.D.
President and Chief Executive Officer

Date: June 14, 2021